UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2020

TANGER FACTORY OUTLET CENTERS, INC.
TANGER PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tanger Factory Outlet Centers, Inc.:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange
Tanger Properties Limited Partnership:
None
Securities registered pursuant to Section 12(g) of the Act:
Tanger Factory Outlet Centers, Inc.: None
Tanger Properties Limited Partnership: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Tanger Factory Outlet Centers, Inc.: Emerging growth company ☐
Tanger Properties Limited Partnership: Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Tanger Factory Outlet Centers, Inc.: ☐
Tanger Properties Limited Partnership: ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In response to shareholder feedback and as part of our commitment to robust executive pay practices, on June 5, 2020, Tanger Properties Limited Partnership (the “Company”) entered into amendments to the employment agreements (the “Amendments”) of the following executives: Lisa J. Morrison, Chad D. Perry, Virginia R. Summerell, Carrie A. Warren, James F. Williams and Charles A. Worsham.
Prior to the Amendments, each of the foregoing executives was entitled to certain severance benefits upon voluntary resignation following a change in control (as defined in the applicable employment agreement). Pursuant to the respective Amendment, the executives have each agreed to forgo his or her right to such severance benefits as described below.
Following a change in control, Ms. Morrison, Ms. Summerell, Mr. Williams and Mr. Worsham will no longer be entitled to severance benefits upon a voluntary resignation without good reason (as defined in the applicable employment agreement). Such executives shall instead continue to be eligible for severance benefits upon termination by the Company without cause (as defined in the applicable employment agreement) or voluntary resignation for good reason (as defined in the applicable employment agreement) following a change in control.
Further, Mr. Perry and Ms. Warren agreed to a revised definition of “good reason,” pursuant to which Mr. Perry and Ms. Warren, respectively, will no longer have good reason to terminate his or her employment solely due to the occurrence of a change in control. Following a change in control, Mr. Perry and Ms. Warren shall remain eligible for severance benefits upon a termination without cause or voluntary resignation for good reason (as modified by the Amendment).
The foregoing summary of the Amendments is qualified in its entirety by reference to the full text of the Amendments, copies of which are attached as 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
10.1	Amendment to Amended and Restated Employment Agreement for Lisa J. Morrison as of June 5, 2020
10.2	Amendment to Employment Agreement for Chad D. Perry as of June 5, 2020
10.3	Amendment to Amended and Restated Employment Agreement for Virginia R. Summerell as of June 5, 2020
10.4	Amendment to Amended and Restated Employment Agreement for Carrie A. Warren as of June 5, 2020
10.5	Amendment to Amended and Restated Employment Agreement for James F. Williams as of June 5, 2020
10.6	Amendment to Employment Agreement for Charles A. Worsham as of June 5, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2020

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	James F. Williams
James F. Williams
Vice President and Treasurer (Principal Financial Officer)